SCHEDULE A

TO THE ADVISORY AGREEMENT

JPMORGAN TRUST I

(Amended as of November 21, 2013)

Money Market Funds

		Advisory Fee as a percentage of average daily net assets
Prior Name	Current Name	Pre-February 18, 2005	Post-February 18, 2005
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	0.10	0.08
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund	0.10	0.08
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	0.10	0.08
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Market Fund	0.10	0.08
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	0.10	0.08
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	0.10	0.08

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan Current Yield Money Market Fund	0.08

Equity Funds

		Advisory Fee as a percentage of average daily net assets
Prior Name	Current Name	Pre-February 18, 2005	Post-February 18, 2005
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	0.25	0.25
JPMorgan Diversified Fund	JPMorgan Diversified Fund	0.55	0.55
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Growth Fund (this name change effective 6/29/07)	0.65	0.65
JPMorgan Fleming Emerging Markets Equity Fund	JPMorgan Emerging Markets Equity Fund	1.00	1.00
JPMorgan Fleming International Equity Fund	JPMorgan International Equity Fund	1.00	0.80
JPMorgan Fleming International Opportunities Fund	JPMorgan International Opportunities Fund	0.60	0.60
JPMorgan Fleming International Small Cap Equity Fund	JPMorgan International Small Cap Equity Fund	1.00	1.00
JPMorgan Fleming International Value Fund	JPMorgan International Value Fund	0.60	0.60
JPMorgan Fleming Intrepid European Fund	JPMorgan Intrepid European Fund	0.65	0.65

		Advisory Fee as a percentage of average daily net assets
Prior Name	Current Name	Pre-February 18, 2005	Post-February 18, 2005
JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund	JPMorgan Intrepid International Fund (this name change effective 12/15/2005)	0.85	0.80	***
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund	0.00	0.40
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	0.65	0.40	***
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	0.65	0.50	***
JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund and JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Advantage Fund (this name effective 2/28/13)	0.65	0.65
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	0.65	0.40	***
JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund (this name change effective 2/28/10)	1.50	1.25
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	0.65	0.65
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	0.65	0.65
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (this name change effective 12/10/10)	0.35	0.35
JPMorgan Trust Small Cap Equity Fund	JPMorgan Small Cap Core Fund	0.65	0.65
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	0.40	0.40
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund	0.60	0.60
JPMorgan Intrepid Long/Short Fund and JPMorgan Intrepid Plus Fund	JPMorgan U.S. Dynamic Plus Fund (this name change effective 5/3/10)	N/A	1.00	***
JPMorgan Asia Pacific Focus Fund	JPMorgan Asia Pacific Fund+ (this name change effective 6/28/12)	N/A	0.90	**
Highbridge Statistical Market Neutral Fund	JPMorgan Market Neutral Fund (this name change will be effective 12/6/13)	N/A	1.25	****

*	Prior to March 18, 2005, JPMorgan Growth and Income Fund invested in the Growth and Income Portfolio master fund and did not pay advisory fees at the Fund level.
**	This fee was effective as of June 28, 2012.
***	This fee was effective as of September 1, 2013.
****	This fee will be effective on December 6, 2013.

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan China Region Fund	1.25
JPMorgan Strategic Preservation Fun	0.60
JPMorgan India Fund (to be liquidated on or about 1/10/14)	1.25
JPMorgan Latin America Fund	1.00
JPMorgan U.S. Large Cap Core Plus Fund	1.00
JPMorgan Value Advantage Fund	0.65
JPMorgan International Realty Fund	0.90
JPMorgan Dynamic Growth Fund	0.60
JPMorgan International Value SMA Fund	0.00
JPMorgan Emerging Economies Fund	1.00
JPMorgan Access Balanced Fund	1.00
JPMorgan Access Growth Fund	1.00
JPMorgan U.S. Research Equity Plus Fund	1.00

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan Alternative Strategies Fund	0.40
JPMorgan Research Equity Long/Short Fund	1.25
JPMorgan Global Natural Resources Fund	0.80
JPMorgan Growth Long/Short Fund	1.50
JPMorgan Multi-Cap Long/Short Fund	1.50
JPMorgan Global Equity Income Fund	0.80
JPMorgan Mid Cap Core Fund (to be reorganized into JPMorgan Mid Cap Equity Fund on or about 3/7/14)	0.65
JPMorgan Equity Focus Fund	0.65
JPMorgan Global Allocation Fund	0.60
JPMorgan U.S. Large Cap Core Plus Fund II (to be liquidated on or about 12/13/13)	1.00
JPMorgan Global Unconstrained Equity Fund	0.80
JPMorgan International Unconstrained Equity Fund	0.80
JPMorgan Total Emerging Markets Fund	1.00
JPMorgan SmartAllocation Equity Fund	0.50
JPMorgan Diversified Risk Fund+	0.90
JPMorgan Global Research Enhanced Index Fund+	0.20
JPMorgan Emerging Markets Equity Income Fund++ (effective upon the effectiveness of the Fund’s registration statement)	1.00
JPMorgan Hedged Equity Fund++ (effective upon the effectiveness of the Fund’s registration statement)	0.25

+	Initial term continues until October 31, 2014.
++	Initial term continues until October 31, 2015.

Fixed Income Funds

		Advisory Fee as a percentage of average daily net assets
Prior Name	Current Name	Pre-February 18, 2005	Post-February 18, 2005
JPMorgan California Bond Fund	JPMorgan California Tax Free Bond Fund	0.30	0.30
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund	0.70	0.70
JPMorgan Intermediate Tax Free Income Fund	JPMorgan Intermediate Tax Free Bond Fund	0.30	0.30
JPMorgan New York Intermediate Tax Free Income Fund	JPMorgan New York Tax Free Bond Fund	0.30	0.30

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan International Currency Income Fund	0.55
JPMorgan Real Return Fund	0.35
JPMorgan Tax Aware Real Return Fund	0.35
JPMorgan Tax Aware Real Return SMA Fund	0.00
JPMorgan Income Builder Fund	0.45
JPMorgan Tax Aware High Income Fund	0.35
JPMorgan Strategic Income Opportunities Fund	0.45
JPMorgan Total Return Fund	0.30
JPMorgan Inflation Managed Bond Fund	0.35

Name	Advisory Fee as a percentage of average daily net assets
Highbridge Dynamic Commodities Strategy Fund	1.00
JPMorgan Managed Income Fund	0.15
JPMorgan Multi-Sector Income Fund	0.45
JPMorgan Diversified Real Return Fund	0.10
JPMorgan Tax Aware Income Opportunities Fund	0.40
JPMorgan Current Income Fund	0.15
JPMorgan Floating Rate Income Fund	0.55
JPMorgan Ex-G4 Currency Strategies Fund	0.55
JPMorgan Emerging Markets Local Currency Debt Fund	0.70
JPMorgan SmartAllocation Income Fund	0.30
JPMorgan Global Bond Opportunities Fund	0.55
JPMorgan Commodities Strategy Fund	0.85
JPMorgan Corporate Bond Fund+	0.30
JPMorgan Short Duration High Yield Fund+	0.50
JPMorgan Dynamic Income Fund +	0.65
JPMorgan Emerging Markets Corporate Debt Fund+	0.70
JPMorgan Income Fund++ (effective upon the effectiveness of the Fund’s registration statement)	0.35

+	Initial term continues until October 31, 2014.
++	Initial term continues until October 31, 2015.

JPMorgan SmartRetirement Funds

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan SmartRetirement Income Fund	0.00
JPMorgan SmartRetirement 2010 Fund	0.00
JPMorgan SmartRetirement 2015 Fund	0.00
JPMorgan SmartRetirement 2020 Fund	0.00
JPMorgan SmartRetirement 2025 Fund	0.00
JPMorgan SmartRetirement 2030 Fund	0.00
JPMorgan SmartRetirement 2035 Fund	0.00
JPMorgan SmartRetirement 2040 Fund	0.00
JPMorgan SmartRetirement 2045 Fund	0.00
JPMorgan SmartRetirement 2050 Fund	0.00
JPMorgan SmartRetirement 2055 Fund	0.00
JPMorgan SmartRetirement Blend Income Fund	0.30
JPMorgan SmartRetirement Blend 2015 Fund	0.30
JPMorgan SmartRetirement Blend 2020 Fund	0.30
JPMorgan SmartRetirement Blend 2025 Fund	0.30
JPMorgan SmartRetirement Blend 2030 Fund	0.30
JPMorgan SmartRetirement Blend 2035 Fund	0.30
JPMorgan SmartRetirement Blend 2040 Fund	0.30
JPMorgan SmartRetirement Blend 2045 Fund	0.30
JPMorgan SmartRetirement Blend 2050 Fund	0.30
JPMorgan SmartRetirement Blend 2055 Fund	0.30

*    *    *    *    *

JPMorgan Trust I

By:	/s/ Joy C. Dowd

Name:	Joy C. Dowd

Title:	Treasurer

J.P. Morgan Investment Management Inc.

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Managing Director